EXHIBIT 10.68 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. P00002 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR/BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR/BARDA02 ASPR/BARDA 2000 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 330 Independence Ave, SW, Room G640 Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 21224-6824 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I, 75A50120F33008 10B. DATED (SEE ITEM 13) CODE 1410445 FACILITY CODE 07/23/2020 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Decrease: -$10,000,000.00 See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES. D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to reduce the reserved drug substance manufacturing capacity at the Contractor's Bayview CIADM facility. As a result, $10,000,000 is deobligated from the task order. See attached for specifics on the changes to the task order. All other terms and conditions remain unchanged. Period of Performance: 10/01/2020 to 12/31/2020 Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print). Syed T Husain Syed T Husain 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JEFFREY R. SCHMIDT 15B. CONTRACTOR/OFFEROR /s/ Syad T Husain (Signature of person authorized to sign) 15C. DATE SIGNED Nov 25, 2020 16B. UNITED STATES OF AMERICA /s/Jeffrey R. Schmidt (Signature of Contracting Officer) 16C. DATE SIGNED 2020.11.17 19:53:04-05’00’

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201200004I/75A50120F330008/P00002 PAGE OF 2 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 1 Change Item 1 to read as follows(amount shown is the obligated amount): To expand the public-private partnership with - Emergent to reserve the capacities and capabilities at their Bayview CIADM facility. Accounting Info: 2020.199C001.25103 Appr. Yr.: 2020 CAN: 199C001 Object Class: 25103 Funded: [**] Cancel Item 2 in its entirety. [**]

Contract Number: HHSO1002012000004i Modification: P00002 Task Order Number: 75A50120F33008 On the effective date of this modification, the following changes are made to Task Order 75A50120F33008, Contract Number HHSO100201200004I/ SECTION B. COST / PRICE SCHEDULE is superseded by the following: B.1 Prices The total fixed price of this task order is $20,000,000. B.2 Payment Schedule Following delivery and acceptance of the work described in SECTION C.3 and the deliverables described in SECTION F, and on submission of a proper invoice, the Government will pay the Contractor as follows: Item Description Reporting Period Due Date Unit Price Monthly Report #1 October 2020 11/15/2020 $10,000,000 Monthly Report #2 November 2020 12/15/2020 $10,000,000 Monthly Report #3 December 2020 12/31/2020 $0 Total = $20,000,000 Subsection c. of ATTACHMENT 1 – Contractor Capacity and Pricing is modified to reflect the $10,000,000 reduction. Was: “Total for Drug Substance: $30 million” Now reads: “Total for Drug Substance: $20 million”